SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: June 21, 2006


                                 Lite King Corp.
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               (Exact Name of Registrant as Specified in Charter)


            New York                    000-1074267             11-2996988
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


    1940 Harrison St., Suite 305, Hollywood, FL.                  33020
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      (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:          (954) 983-2213
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                 13314 Lost Key Place, Bradenton, Florida 34202
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

      Effective as of June 21, 2006, Mr. David Norris amicably resigned as President, Chief Executive Officer, Chief Financial Officer and sole Director of Lite King, Inc., a New York corporation (the "Company"). Effective as of June 21, 2006, the Company's Board of Directors appointed Mr. Roy Rodriguez to serve as the Company's President, Secretary and Director. From 1981 through 1984, Mr. Rodriguez worked for General Electric Credit Corporation as Territory Manager of Collections and later in Sales. Mr. Rodriguez then worked with Commercial Equipment Finance through 1992 in Jacksonville, Florida, and then from 1992 through 2001 he was a partner in Arts and Graphics, a marketing company. In 2002, Mr. Rodriguez became the managing member of Florida Estate Developers, LLC, a real estate development company and in 2003, Mr. Rodriguez became a member of World Rentals & Sales, LLC where he was responsible for the implementation of the Volvo Rents franchise model in South Florida. In late 2003, Mr. Rodriguez opened the first Volvo Rents store in South Florida with several million dollars in construction equipment fleet. Mr. Rodriguez holds a BS degree in Accounting from St. Thomas University in Miami, Florida, and an MBA in Finance from the University of North Florida in Jacksonville, Florida.






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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 28, 2006                 LITE KING CORP.


                                            By:      /s/ Roy Rodriguez
                                                     ------------------------
                                            Name:    Roy Rodriguez
                                            Its:     Chief Executive Officer